                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
           of the Securities Exchange Act of 1934 (Amendment No. ___)


Filed by the Registrant  [X]


Filed by a Party other than the Registrant  [ ]



Check the appropriate box:


[ ]      Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement


[ ]      Definitive Additional Materials


[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                        PROLOGIC MANAGEMENT SYSTEMS, INC.
- --------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

- --------------------------------------------------------------------------------
  (Name of Person(s) Filing the Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
         or Item 22(a)(2) of Schedule A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)       Title of each class of securities to which transaction
                  applies:
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
                  --------------------------------------------------------------
         5)       Total fee paid:
                  --------------------------------------------------------------


[ ]      Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         3)       Filing Party:
                  --------------------------------------------------------------
         4)       Date Filed:
                  --------------------------------------------------------------

                        PROLOGIC MANAGEMENT SYSTEMS, INC.
                          2030 East Speedway Boulevard
                              Tucson, Arizona 85719
                                 (520) 320-1000


                               __________________

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 18, 1996
                               __________________


To the Holders of Our Common Stock:

         The 1996 Annual Meeting of Shareholders of PROLOGIC Management Systems, Inc. (the "Company") will be held at the Plaza International Hotel, 1900 East Speedway Boulevard, Tucson, Arizona on September 18, 1996, at 10:00 a.m., local time, to elect five directors to the Company's Board of Directors, to approve the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants, and to consider and act upon such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the Annual Meeting.

         The Board of Directors has fixed the close of business on July 12, 1996 as the record date to the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present or at the Annual Meeting in person or represented by valid proxy. A copy of the Company's Annual Report to Shareholders, which includes certified consolidated financial statements, was mailed with this Notice and Proxy Statement on or about August 26, 1996 to all shareholders of record on the record date for the Annual Meeting. The officers and directors of the Company cordially invite you to attend the Annual Meeting.

         Your attention is directed to the attached Proxy Statement.

                                        By Order of the Board of Directors



                                        William E. Wallin
                                        Secretary

Tucson, Arizona
August 23, 1996








                                    IMPORTANT

         Shareholders are earnestly requested to SIGN, DATE and MAIL the enclosed proxy. A postage-paid envelope is provided for mailing in the United States.

                        PROLOGIC MANAGEMENT SYSTEMS, INC.
                          2030 East Speedway Boulevard
                              Tucson, Arizona 85719
                                 (520) 320-1000



                               __________________

                                 PROXY STATEMENT
                               __________________


         This Proxy Statement is furnished by the Board of Directors of PROLOGIC MANAGEMENT SYSTEMS, INC., an Arizona corporation (the "Company"), in connection with the Company's Annual Meeting of Shareholders (the "Annual Meeting") to be held on September 18, 1996. The proxy materials are being mailed on or about August 26, 1996 to the Company's common shareholders (the "Shareholders") of record at the close of business on July 12, 1996 (the "Record Date"). As of the Record Date, there were 3,328,070 shares of the Company's common stock (the "Common Stock"), issued and outstanding. There are no shares of the Company's preferred stock issued and outstanding. The holders of Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the Shareholders, except that holders of Common Stock are entitled to cumulative voting with respect to the election of directors. In cumulative voting, the holders of Common Stock are entitled to cast for each share held the number of votes equal to the number of directors to be elected. The accumulated shares may be voted as a block or may be apportioned among two or more nominees in equal or unequal numbers. Discretionary authority to cumulate is not being solicited hereby. The holders of a majority of the voting power of the issued and outstanding Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting.

         The enclosed proxy is solicited by the Board of Directors of the Company. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or
(iii) sending written notice of revocation to the Company's Secretary at 2030 East Speedway Boulevard, Tucson, Arizona 85719. The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of Common Stock. In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telefacsimile.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares represented by the proxy will be voted for the election of the nominees for directors named below with apportionment of accumulated shares left to the discretion of the proxy holder and for ratification of the creditors. With respect to any other matters that may come before the Annual Meeting, the shares will be voted at the discretion of the proxy holders.

         Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the Shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to a vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

         The information included herein should be reviewed in conjunction with the consolidated financial statements, notes to consolidated financial statements and independent auditors' report included in the Company's Annual Report to Shareholders.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of five members classified, each serving a one-year term. At the Annual Meeting, five directors will be elected, and each director's term will expire at the close of the 1997 Annual Meeting of Shareholders. The shares represented by the enclosed proxy will be voted for the election as directors of the nominees named below, unless a vote is withheld from any or all of the individual nominees. If any nominee becomes unavailable for any reason or if a vacancy should occur before election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of the proxy. The five nominees receiving the highest number of votes cast at the meeting will be elected.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The present terms of each of the present members of the Company's Board of Directors expires upon the close of the 1996 Annual Meeting of Shareholders. The Board has determined to decrease the number of directors from seven to five, effective upon the adjournment of the Annual Meeting. John W. Barrett, Sharon O'Reilly and Joseph A. Sisneros will not stand for re-election as directors at the Annual Meeting.

         The individuals named below have been unanimously proposed as nominees for election as directors in the election to be held at the meeting.

         Information concerning the names, ages, terms, positions with the Company and the Board, and business experience of the nominees and the directors whose present terms continue after the Annual Meeting is set forth below. Each director has served continuously with the Company since his or election as indicated below.

                                                                                        Director
          Name                               Age     Position                           Since
          ----                               ---     --------                           --------

          James M. Heim(2)                   44      President, Chief Executive         1984
                                                     Officer, and Director

          Richard E. Metz                    49      Executive Vice President,          1984
                                                     Chief Operating Officer,
                                                     and Director

          Herbert F. Day(1)(2)               51      Director                           1995

          Luke V. McCarthy(1)(2)(3)          40      Director                           1996

          Craig W. Rauchle                   41      Director nominee                   -

- -------------------------

         (1)      Member of Audit Committee.

         (2)      Member of Compensation Committee.

         (3)      Member of Nominating Committee.


         JAMES M. HEIM, PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR. Mr. Heim is a co-founder of the Company and has served as President and as a Director of the Company since its inception in 1984. In addition, Mr. Heim served as the Chief Financial Officer of the Company from 1984 through 1994. Mr. Heim holds both a Juris Doctorate from the College of Law and a Bachelor of Science in Business Administration from the University of Arizona.

         RICHARD E. METZ, EXECUTIVE VICE PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR. Mr. Metz, who became Chief Operating Officer in January of 1995, is a co-founder of the Company and has served as a director since its inception in 1984. Mr. Metz has over twenty-five years of business management and investment experience, including ten years as a computer hardware and software VAR prior to his affiliation with the Company. Since 1982, Mr. Metz has owned and managed The Metz Group, a business management consulting and investment firm specializing in contract negotiations and dispute avoidance and resolution.
Mr. Metz is a member of the American Arbitration Association and serves on its regional Advisory Council, and is an Associate of the American Bar Association, Dispute Resolution and Intellectual Property Sections.

         HERBERT F. DAY, DIRECTOR. Mr. Day, who became a Director in 1995, has over twenty-five years of experience in the computer industry with IBM Corporation. He has held professional and management positions in sales, marketing, product management and product and business planning. Mr. Day received his Bachelors of Science degree in Electrical Engineering from the University of Maryland. He is currently employed as a Program Director by the IBM Corporation.

         LUKE V. MCCARTHY, DIRECTOR. Mr. McCarthy has over twenty-five years experience in management, investments and the legal profession. He has been the CEO of several companies, ranging from real estate development to investment advisors for tax exempt pension funds. He has managed asset portfolios as large as $850 million. Since 1989, Mr. McCarthy has been the President of MacWest Capital Corporation, a real estate management, mortgage banking and investment firm of which he was a founder. MacWest has served as court appointed trustee for the disposition of failed real estate entities with assets in excess of $250 million. In addition, from 1991 to 1995, Mr. McCarthy maintained a private law practice specializing in mergers and acquisitions, securities and corporate finance. He holds a B.S. in Finance and Accounting, a Juris Doctorate and is a CPA.

         CRAIG W. RAUCHLE, DIRECTOR NOMINEE. Mr. Rauchle has served since December 1994 as the Executive Vice President of Inter-Tel, Incorporated of, which designs, produces and markets business telephone systems. Mr. Rauchle also serves as the President of Inter-Tel DataCom, Inc. Mr. Rauchle joined Inter-Tel in 1979 and has served in various capacities prior to being named an Executive Vice President.


BOARD AND COMMITTEE MEETINGS

         In March 1996, the Board of Directors created an Audit Committee, a Compensation Committee and a Nominating Committee. None of the committees met during the fiscal year ended March 31, 1996, principally because the Company's initial public offering on March 16, 1996 preceded the fiscal year end by so few days.

         The Audit Committee makes recommendations to the Board concerning the selection of outside auditors, reviews the financial statements of the Company and considers such other matters in relation to the internal and external audit of the financial affairs of the Company as may be necessary or appropriate to facilitate accurate and timely financial reporting. The Compensation Committee of the Board of Directors review all aspects of compensation of the Company's officers and makes recommendations on such matters to the full Board of Directors. The Nominating Committee of the Board of Directors makes recommendations to the Board concerning the selection of nominees to stand for election to the Board of Directors. The Nominating Committee met after the end of the fiscal year ended March 31, 1996 to recommend director nominees to the Board. In addition to Mr. McCarthy, directors John W. Barrett and Sharon O'Reilly, who are not standing for reelection at the Annual Meeting, served on the Nominating Committee. The Board of Directors has also formed a Stock Option Committee and a 401(k) Committee, which administer the Company's Stock Option Plans and 401(k) Plan. Messrs. Metz, Barrett and McCarthy comprise the Stock Option Committee.

         During the fiscal year ended March 31, 1996, the Board of Directors of the Company met on five occasions. During the period in which he served as director, each of the directors nominated for election at the Annual Meeting attended 75% or more of the meetings of the Board of Directors and of the meetings held by committees of the Board on which he or she served.

                             PRINCIPAL SHAREHOLDERS
                         AND SHAREHOLDINGS OF MANAGEMENT

         The following table sets forth information, as of July 15, 1996, concerning the Common Stock beneficially owned by (i) each director and nominee of the Company, (ii) the Company's Chief Executive Officer, (iii) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, and (iv) all of the Company's directors, nominees and executive officers as a group. Except as otherwise noted, the named beneficial owner has sole investment and voting power.

                                             Shares
                                             Beneficially               Percent
         Name(1)                             Owned                      of Class
         -------                             -----                      --------

         James M. Heim & Marlene Heim(2)     1,089,060                   32.72%

         Joseph A. Sisneros                    216,320                    6.50%

         Richard E. Metz                       169,200                    5.08%

         Herbert F. Day                              0                     ---

         Luke V. McCarthy                            0                     ---

         Craig W. Rauchle                            0                     ---

         All directors, nominees and         1,258,260                   37.80%
         executive officers as a group
         (6 persons)





- ------------------
(1) Except as otherwise noted below, the persons named in the table have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by the person named, subject to applicable community property law. The shareholdings include, pursuant to rules of the Securities and Exchange Commission, shares of Common Stock which a person has a right to acquire as of July 15, 1996 or written 60 days thereafter. Except as otherwise noted, the addresses for the persons named in the table is 2030 East Speedway Boulevard, Tucson, Arizona 85719.

(2) Includes 697,320 shares owned by HFG Ltd. Properties, an Arizona limited partnership of which Mr. Heim is the sole general partner. In addition, James M. Heim and Marlene Heim own an aggregate of 391,740 shares of Common Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding compensation paid or awarded by the Company to Mr. Heim, the Company's Chief Executive Officer, during the fiscal year ended March 31, 1996. No officer of the Company received compensation in excess of $100,000 during that fiscal year.


                           SUMMARY COMPENSATION TABLE

                                                                          Long-Term
                                          Annual Compensation            Compensation
                                          -------------------            ------------
Name and                                                                    Stock              All Other
Principal Position                   Year       Salary        Bonus     Options/SARs(#)      Compensation
- ------------------                   ----       ------        -----     ---------------      ------------

James M. Heim                         1996       $40,000      $24,333           0                  0
  President and Chief
  Executive Officer


         During the fiscal year ended March 31, 1996, no stock options were granted to or exercised by Mr. Heim.



EMPLOYMENT AGREEMENTS

         The Company has entered into Employment Agreements ("Agreements"), with Mr. James M. Heim, its President and Chief Executive Officer, and Mr. Joseph A. Sisneros, its Vice President of Sales and Marketing. The terms of the Agreements are substantially identical and provide for employment by the Company for a term of three years, from March 31, 1994. Since April 1, 1995, Messrs. Heim and Sisneros' annual base salaries were increased to $72,000 and $60,000, respectively, per fiscal year. The Agreements provide that the Board of Directors may, at its discretion, increase the amount of base salary or approve additional compensation in the form of bonuses during the contract period. The Company may terminate employment for cause on thirty days written notice, and the terminated employee shall be barred for a period of three years from directly or indirectly engaging in any employment or other competition with the Company. Furthermore, for a period of five years, the terminated employee will be barred from soliciting or calling on any customers of the Company. However, under the terms of each of these Agreements, the terminated employee shall not be bound by these non-competition and non- solicitation clauses if the holders of the common stock of the Company exercise the right to choose a majority of the Board of Directors, and this majority votes to terminate the employment, where the employee has performed or complied with all material terms and conditions of the Agreement. In the event of termination by the death or permanent disability of the employee, the Company shall have the right to terminate the Agreement after ninety days, but the Company has agreed to pay his full salary until this termination occurs. The Agreement also restricts the employee from disclosing proprietary information or competing with the Company during the term of the Agreement.

         In July 1995, the Company's subsidiary Great River Systems, Inc. (the "Subsidiary") entered into an Employment Agreement ("Agreement"), with Sharon O'Reilly, President of the Subsidiary. The terms of the Agreement provides for employment by the Subsidiary for a term of 33 months ending on March 31, 1998, with an annual base salary of $60,000. The Agreement provides that the Board of Directors may, at its discretion, increase the amount of base salary or approve additional compensation in the form of bonuses during the contract period. The Agreement provide additional incentives based on sales and profit performance, and includes an option to purchase 40,000 shares of the Company's common stock, at an exercise price of $5.00 per share. The options become exercisable in equal monthly increments over the term of the Agreement. The Subsidiary may not terminate the Agreement other than for cause.

DIRECTOR COMPENSATION

         Since January 1, 1996, the Company has compensated its outside directors for attendance at meetings of the Board of Directors at the rate of $500 per meeting. Directors who are also employees of the Company receive no additional compensation for serving as a director. The Company reimburses its directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors.

INCENTIVE COMPENSATION

         The Company intends, at some point in the future, to institute an incentive bonus plan for all of its employees, including its officers, based upon performance. The terms of such a plan have not yet been defined and the plan has not been presented to the Board of Directors for consideration. The Company believes that this practice is prevalent within its industry and is a necessary component in the recruiting and retaining of qualified employees. As such, it is anticipated that the Company's plan will be substantially similar to the incentive bonus plans of other companies within its industry.

STOCK OPTION PLAN

         The Company's Board of Directors adopted a 1994 Stock Option Plan (the "Plan"). Under the Plan, the Company has reserved 500,000 shares of Common Stock for issuance pursuant to the exercise of options. Options may be granted to selected employees, directors, officers, consultants or advisors.

         The Plan is administered by a committee appointed by the Board of Directors. Options may be granted only to such employees, officers, directors, consultants and advisors of the Company or any Parent or majority owners, as the committee shall select from time to time in its sole discretion, provided, however, that only employees of the Company may be granted Incentive Stock Options (ISOs).

         Under the Plan, the Company may grant either ISOs or options which are not qualified as incentive stock options (NQSOs). The committee determines the number of shares for which the option shall be granted, the exercise price of the option, the periods during which the option may be exercised, and all terms and conditions of the option. The exercise price of an option shall not be less than the fair market value of the Common Stock on the date of grant. The exercise price of any ISO granted to a person owning more than 10% of the total combined voting power of all classes of stock of the Company shall be equal to at least 110% of the fair market value of the shares at the time of the grant. The term of these options may not exceed ten years.

         In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of shares available under the Plan, the number of shares subject to outstanding options, and the exercise price per share of such options shall be proportionately adjusted, subject to any required action by the Board or shareholders of the Company. Upon a change in control of the Company, the committee shall be permitted to take any actions it deems appropriate with regard to stock options outstanding under the Plan. Such actions may include, without limitation, accelerating exercisability of options and requiring the optionee to surrender options held for certain consideration described in the Plan. In the event of a recapitalization or reorganization after which the Company is not the surviving corporation, the Committee may adjust the number, type or price of options to reflect the restructuring event.



                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

         In 1993 and 1994, Dr. Delmer J. Heim and Mildred A. Heim, the parents of James M. Heim, Chief Executive Officer and President, made two loans to the Company, in the form of eight (8%) percent simple interest bearing loans, both due and payable on or before March 31, 1998. The first of these loans was made on December 29, 1993, and was in the amount of $43,282, and the second loan was made on February 10, 1994, in the amount of $10,000, which amounts are outstanding as of December 31, 1995.

         In June 1994, in consideration of present and future financial consulting services, including financial statement analysis, market trends, management strategies and related topics, Mr. Barrett acquired 50,000 non-redeemable Warrants to purchase Common Stock at a price of $0.40 per share, which price was in excess of the fair market value of the Common Stock at that time.

         Prior to 1994, HFG Properties, Ltd., a limited partnership comprised of members of the Heim family, James and Marlene Heim and Delmer and Mildred Heim (the "Lending Parties") loaned to the Company, in the aggregate, the sum of $526,144, for which the Company executed a series of promissory notes in favor of the Lending Parties. Subsequent to the making of the loans, the Lending Parties forgave $397,391 of the obligations in exchange for the issuance by the Company of Common Stock to the Lending Parties, including Mr. Heim, who is an officer and director of the Company and to eight additional persons, including Mr. Sisneros, an officer and director of the Company. The shares were issued at a per share price of $0.375, which was determined by the Board of Directors to be the fair value of the Common Stock as of that date.

         In connection with the issuance of shares of Common Stock, the eight persons assumed, in the aggregate, $112,500 of the obligations of the Company to the Lending Parties. As security for these obligations, these shareholders placed their shares in escrow with a third party escrow holder who, in the event of default under the terms of the notes, may sell such shares and pay off the indebtedness. The entire principal amount remains outstanding and the notes executed by these shareholders are all current.

         In September of 1995, the Company completed the acquisition of Great River Systems, Inc. (GRSI). All of the outstanding common stock of GRSI was acquired for 100,000 shares of common stock of the Company, valued at $40,000, $100,000 in cash and promissory notes totaling $150,000, bearing interest at eight (8%) percent, payable on or before July 31, 1996. The selling shareholders were Sharon O'Reilly and Michael Lowther whose ownership was 80% and 20% respectively. These notes are secured by the assets of GRSI. The entire amount is outstanding as of December 31, 1995. Ms. O'Reilly and Mr. Lowther are both parties to employment contracts with the Company that expire on March 31 of 1998. Ms. O'Reilly and Mr. Lowther were also granted anti-dilution rights pursuant to which they have the right to acquire from the Company 5,340 and 1,335 shares of Common Stock, respectively, at $2.20 per share. Ms. O'Reilly and Mr. Lowther have agreed not to sell any of the Company's securities held by them without the prior written consent of the underwriter in the Company's initial public offering of shares of Common Stock before September 14, 1997.

         In January of 1996, the Company completed the purchase of SYMRP Scheduler software from Symmetrix, Inc., a Massachusetts based consulting firm. The purchase included the software, the underlying patent, copyright and trade secrets regarding the scheduling technology. The consideration includes $50,000 in cash and a Promissory note for $150,000, bearing interest at ten (10%) percent, amortized quarterly with final payment on or before January 1, 1997. In addition, the Company has agreed to pay ten (10%) percent royalties for a period of five years ending December 31, 2000, with minimum royalty payments of $250,000. In order to secure the promissory note and minimum royalty payment thereon, the Company has provided a security interest to Symmetrix in the technology as well as reversion rights in the technology.

         The Board of Directors has adopted a policy that all transactions and/or loans between the Company and its officers, directors and/or 5% shareholders will be on terms no less favorable than could be obtained from independent third parties and will be approved by a majority of the independent disinterested directors of the Company.



                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and change in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers Automated Quotation System. Such reports are filed on Form 3, Form 4, and Form 5 under the Exchange Act. Officers, directors and greater than ten-percent shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during fiscal year ended March 31, 1996 all officers, directors, and greater than ten-percent beneficial owners complied with the applicable Section 16(a) filing requirements.



                             APPOINTMENT OF AUDITORS

         The Board of Directors has selected KPMG Peat Marwick LLP, independent certified public accountants, to serve as the Company's independent auditors for the fiscal year ending March 31, 1997. The Board recommends ratification of this appointment by the shareholders. This firm has served as the Company's auditors since 1994. The Company anticipates that a representative of the firm will be present at the Annual Meeting to make a statement if they desire to do so and to answer appropriate questions that may be asked by shareholders.



                            PROPOSALS BY SHAREHOLDERS

         Any Stockholder proposal which is intended to be presented at the Company's 1997 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than April 25, 1997, if such proposal is to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.



                                 OTHER BUSINESS

         The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board of Directors is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.


                                        By Order of the Board of Directors,



                                        James M. Heim
                                        Chairman of the Board of Directors

Tucson, Arizona
August 23, 1996

                       PROLOGIC MANAGEMENT SYSTEMS, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


    The undersigned hereby constitutes and appoints WILLIAM E. WALLIN and LUKE
V. McCARTHY, or either of them acting in the absence of the other, with full power of substitution, the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of the Shareholders of PROLOGIC MANAGEMENT SYSTEMS, INC. (the "Company") to be held at the Plaza International Hotel, 1900 East Speedway Boulevard, Tucson, Arizona, on September 18, 1996, at 10:00 a.m. local time, and any adjournments thereof, and to vote the shares of Common Stock of the Company standing in the name of the undersigned, as directed below, with all the powers the undersigned would possess if personally present at the meeting.

    This proxy will be voted in accordance with the directions indicated herein. If no specific directions are given, this proxy will be voted for approval of all nominees listed on the reverse, for approval of the proposals listed on the reverse and, with respect to any other business as may properly come before the meeting, in the discretion of the proxies.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

A   /X/  PLEASE MARK YOUR
         VOTE AS IN THIS
         EXAMPLE.



                                FOR all nominees                WITHHOLD
                              listed below (except      authority to vote on all
1.  ELECTION OF                 as marked below).        nominees listed below.
    DIRECTORS.                        / /                         / /

    NOMINEES: James M. Heim, Richard E. Metz, Herbert F. Day, Luke V. McCarthy and Craig Rauchls

INSTRUCTION. To withhold authority to vote for any individual nominee, check the "FOR all nominees" box above and write that nominee's name in the following space.

_______________________________________________________________________________



2.  APPOINTMENT OF AUDITORS. Proposal to approve     FOR     AGAINST     ABSTAIN
    the appointment of KPMG Peat Marwick LLP as      / /       / /         / /
    the Company's independent public accounts.


PLEASE PROMPTLY DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE.






(Signature)_________________  (Signature)_________________  Dated_________, 1996

NOTE: When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both joint tenants sign.